COLUMBIA MANAGED MUNICPALS FUND
                                  (the "Fund")

                 Supplement to Prospectus dated November 1, 2004


The section entitled Portfolio Managers is revised in its entirety as follows:

Portfolio Manager

Gary Swayze, senior vice president of Columbia Management has managed the Fund since March, 2004. Mr. Swayze has been associated with Columbia Management or its affiliates since 1997 and has over 28 years of investment experience.


798-36/356R-0304                                                 March 4, 2004